Asset Management Fund

Large Cap Equity Fund – IICHX (Class H Shares)

SUPPLEMENT DATED AUGUST 14, 2015

TO Prospectus dated march 1, 2015

The fourth sentence in the fourth paragraph under “Purchase and Sale of Fund Shares” for the Large Cap Equity Fund Class H Shares on page 6 of the Prospectus is replaced in its entirety with the following sentence:

For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required.

The first sentence in the second paragraph under “Minimum Investment Required” for the Large Cap Equity Fund Class H Shares on page 10 of the Prospectus is replaced in its entirety with the following sentence:

For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard,
Suite 150
Columbus, Ohio 43215